UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22922

Aspiration Funds
(Exact name of registrant as specified in charter)

4551 Glencoe Avenue, Marina Del Rey, California 90292
(Address of principal executive offices)  (Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE  19801
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2021
As of the Fiscal Year Ended September 30, 2021

Aspiration Redwood Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Aspiration Redwood Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Aspiration Redwood Fund is distributed by Aspiration Financial LLC, Member FINRA/SIPC, 4551 Glencoe Avenue, Marina Del Ray, CA 90292.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Aspiration Redwood Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at funds.aspiration.com/redwood/ or by calling the Advisor at 800-683-8529.  The prospectus should be read carefully before investing.

For More Information on the Aspiration Redwood Fund:

See Our Web site at aspiration.com
or
Call Our Shareholder Services Group at 800-683-8529.

Dear Aspiration Redwood Fund Shareholder,

Thank you for investing in the Aspiration Redwood Fund.

Whether it is corporate pledges at the COP26 climate talks in Glasgow or promises of action in the wake of the murder of George Floyd, environmental and social concerns are more and more front and center for businesses. And research has shown that companies with stronger environmental, social, and governance practices may tend to overperform their peers.

That’s why the Redwood Fund seeks to marry value and values—providing broad exposure to the large cap sector while encouraging industry leaders in areas like environmental action and employee benefits.

Along with that positive approach to sustainable action, the Redwood Fund also helps its shareholders divest their dollars by being 100% fossil fuel free in its investments.

The difficulty in forging diplomatic solutions to the climate crisis drives home the importance of applying pressure through every channel available to us—through our personal consumption, through the financial institutions to which we entrust our hard-earned money, and through the ways in which we choose to invest.

Even in the absence of strict national policies on carbon emissions, consumer, employee, and investor demands have resulted in a wave of voluntary climate action pledges by large corporations. Business leaders have heard the message loud and clear: ignoring the environmental impact of their companies is not just bad for the planet, it’s bad for business too. While this heightened attention to corporate sustainability is progress to be celebrated, pledges alone aren’t enough. To meet this crisis, it is essential that these promises are followed through with decisive, measurable action. We believe that an ESG investment strategy that encourages those large companies who are doing better and incentivizes others to catch up is one important way to make change through sustainable investing.

For more discussion on market conditions and the Fund’s positioning and strategy, please see below.

The Fund seeks long-term capital appreciation by investing in US equity securities that are attractively valued with a solid sustainability thesis in order to provide risk-adjusted returns over the longer term. The Fund returned 33.31% for the fiscal year ending September 30, 2021, overperforming the S&P 500 Index (the benchmark). The benchmark returned 30.01% for the same reporting period. Stock selection in Information Technology and Industrials detracted the most from performance relative to the benchmark. Positive stock selection in Consumer Staples and Financials added the most value. Bio-Rad Laboratories, Costco and Marsh & McLennan were the top contributors to performance. Montrose Environmental Group and Salesforce also added value over this time period.

Over the fiscal year ending September 30, 2021, US Equity markets posted positive returns. Social distancing restrictions continue to ease and mobility indicators improved during the second quarter of 2021. By June, more than half of the population had received at least one dose of the vaccine and new COVID-19 cases were at their lowest levels since the start of the pandemic. However, the spread of the delta variant caused new COVID-19 cases to rise in August, with record high infections and hospitalizations in some areas. The third quarter of 2021 saw continued inflationary pressure as the supply side struggled to keep up with demand and over the course of 3Q it became apparent that these bottlenecks will take longer to resolve than previously anticipated. The US Senate passed a bipartisan agreement on infrastructure with USD 550bn of fresh spending in August, which was then passed through Congress in November, after this reporting period. In his speech at the Jackson Hole symposium, Fed Chair Powell said that he expected the Fed to begin tapering its USD 120bn per month asset purchases by the end of the year, though he emphasized that tapering and rate hikes are two separate decisions. At its September policy meeting, the Federal Reserve gave its strongest indications yet that it was ready to slow the pace of bond purchases. The S&P500 continued to reach record new highs in 2021 but the month of September marked its worst return, -4.7%, since the start of the pandemic as concerns over COVID-19, inflation fears and budget discussions in Washington weighed on the market.

Looking ahead, the strategy continues to have a cyclical tilt at the margin and the largest overweights are to Industrials and Financials. The strategy's largest underweights are to Communication Services and the strategy also has a structural underweight to Energy. Amid a few systemic risks that are dampening the markets, such as central bank tightening, energy shortages, and concerns over slowing growth, we remain disciplined in our intrinsic value investment process and maintain our strong focus on risk management. As a fully active strategy, our investment team has been increasing exposures where short-term price movements provide opportunities to invest in high quality, sustainable companies. Generally speaking, we believe we are well-balanced as we move into the end of the year.

Thank you as always for supporting us in our mission to prove that you don’t have to choose between making money and making a positive difference in the world.

Best,

Andrei Cherny
CEO, Aspiration Fund Adviser, LLC

PS. Do you know anyone else you think would be a good fit to join Aspiration’s growing community of socially-conscious investors? Please put in a good word for us!

Aspiration Fund Adviser, LLC is an SEC registered investment adviser. Aspiration Financial, LLC is a registered broker-dealer and Member FINRA/SIPC that offers cash management accounts, including the Aspiration Spend & Save Account, and took over as the Fund’s principal underwriter as of August 30, 2021.. Aspiration Fund Adviser, LLC and Aspiration Financial, LLC are subsidiaries of Aspiration Partners, Inc. (“Aspiration”).
S&P 500 – A capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

This communication should not be construed as an offer, solicitation of an offer, or advice to buy or sell securities. Aspiration does not offer or provide investment, financial, tax, or legal advice. Aspiration is not a bank. Disclaimers. Policies.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: Management Risk, Market Risk, Equity Securities Risk, Focused Investment Risk, Derivatives Risk, Convertible Securities Risk, Limited Capitalization Risk, Portfolio Turnover Risk, IPOs Risk, Foreign Investing Risk, Futures Risk, Leverage Risk Associated with Financial Instruments Risk, Investment Company Risk, REITs Risk, Temporary Defensive Positions Risk, and Cybersecurity Risk. More information about these risks can be found in the Fund’s prospectus and summary prospectus.

An investor should carefully consider the investment objectives, risks, and charges and expenses of the Fund before investing. The prospectus and summary prospectus contain this and other information about the Fund. Copies of the prospectus and summary prospectus are available at funds.aspiration.com or by calling Shareholder Services at 800-683-8529. The prospectus and summary prospectus should be read carefully before investing. Current and future holdings are subject to change and risk. Nothing on this email should be considered a solicitation to buy or an offer to sell shares of any fund in any jurisdiction where the offer or solicitation would be unlawful under the securities laws of such jurisdiction.

Aspiration Fund Adviser, LLC is the adviser to the Aspiration Redwood Fund, which is distributed by Aspiration Financial, LLC, Member FINRA/SIPC, 4551 Glencoe Avenue, Suite 300, Marina Del Rey, CA 90292, 800-683-8529.

Average Annual Total Returns

Period ended September 30, 2021	Six Months	One Year	Three Year Annualized	Five Year Annualized	Annualized Since Inception 11/16/2015	Net Expense Ratio*	Gross Expense Ratio**
REDWX***	5.51%	33.38%	14.73%	15.50%	14.55%	0.50%	1.27%
S&P 500 Total Return Index	9.18%	30.01%	15.99%	16.90%	15.64%	N/A	N/A

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit aspiration.com or call the Fund at (800) 683-8529. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.50% of the average daily net assets of the Fund for the current fiscal period.  The current term of the Expense Limitation Agreement remains in effect until January 31, 2022.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.
**Gross expense ratio is from the Fund’s Prospectus dated February 1, 2021.
***Investors in the Fund are clients of Aspiration Fund Adviser, LLC and may pay the Advisor a fee in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund.  Assuming a maximum advisory fee of 2% is paid by an investor to the Advisor, the Total Return of an investment in the Fund would have been 3.51% for the six month period ended, 31.38% for the one year period ended, 12.73% for the three year period ended (annualized) 13.50% for the five year period ended (annualized), and 12.55% since inception of the Fund (annualized).

Aspiration Redwood Fund

Performance Update (Unaudited)

For the period from November 16, 2015 (Date of Initial Public Investment) through September 30, 2021

Comparison of the Change in Value of a $10,000 Investment
This graph assumes an initial investment of $10,000 at November 16, 2015 (Date of Initial Public Investment). All dividends and distributions are reinvested.  This graph depicts the performance of the Aspiration Redwood Fund versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

	Average Annual Total Returns
						Gross	Net
	As of	One	Five	Since	Inception	Expense	Expense
	September 30, 2021	Year	Year	Inception	Date	Ratio*	Ratio*
	Aspiration Redwood Fund - With maximum
	assumed contribution reduction**	31.38%	13.50%	12.55%	11/16/15	0.87%	0.50%
	Aspiration Redwood Fund - Without maximum
	assumed contribution reduction	33.38%	15.50%	14.55%	11/16/15	0.87%	0.50%
	S&P 500 Total Return Index	30.01%	16.90%	15.64%	N/A	N/A	N/A
*	The gross and net expense ratios shown are from the Fund's Financial Highlights as of September 30, 2021.
**	Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Advisor") and may pay the Advisor a fee
	in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund. The Average
	Annual Total Returns with a maximum assumed contributed reduction is calculated assuming a maximum
	advisory fee of 2% is paid by an investor to the Advisor.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting aspiration.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Aspiration Redwood Fund

Schedule of Investments

As of September 30, 2021
		Shares	Value (Note 1)

COMMON STOCKS - 95.45%

Communication Services - 3.89%
*	Ciena Corp.	45,683	$2,345,822
*	Take-Two Interactive Software, Inc.	20,161	3,106,205
			5,452,027
Consumer Discretionary - 9.36%
	Aptiv PLC	30,683	4,570,847
*	Olaplex Holdings, Inc.	9,900	242,550
	Starbucks Corp.	32,549	3,590,480
	The TJX Cos., Inc.	46,825	3,089,513
*	Vail Resorts, Inc.	4,837	1,615,800
			13,109,190
Consumer Staples - 5.33%
	Costco Wholesale Corp.	10,729	4,821,076
	The Procter & Gamble Co.	18,906	2,643,059
			7,464,135
Energy - 0.69%
*	Bloom Energy Corp. - Class A	51,838	970,407
			970,407
Financials - 18.71%
	Ameriprise Financial, Inc.	17,515	4,626,062
	Bank OZK	54,666	2,349,545
	Lazard Ltd.	30,326	1,388,931
	Marsh & McLennan Cos.	26,059	3,946,114
	Synchrony Financial	65,896	3,220,996
	The Allstate Corp.	22,717	2,892,101
	Visa, Inc.	22,543	5,021,453
	Voya Financial, Inc.	44,844	2,752,973
			26,198,175
Health Care - 17.77%
	AbbVie, Inc.	37,410	4,035,417
*	Americal Well Corp.	56,553	515,198
*	Bio-Rad Laboratories, Inc.	5,821	4,342,175
*	Coursera, Inc.	30,715	972,130
*	Incyte Corp.	20,394	1,402,699
*	Maravai LifeSciences Holdings, Inc.	31,476	1,544,842
	Medtronic PLC	19,900	2,494,465
	UnitedHealth Group, Inc.	12,585	4,917,463
*	Vertex Pharmaceuticals, Inc.	7,193	1,304,738
	MSA Safety, Inc.	23,081	3,362,902
			24,892,029
Industrials - 6.25%
	AGCO Corp.	15,027	1,841,258
*	Montrose Environmental Group, Inc.	59,294	3,660,812
	Southwest Airlines Co.	63,076	3,243,999
			8,746,069

			(Continued)

Aspiration Redwood Fund

Schedule of Investments - Continued

As of September 30, 2021
			Shares	Value (Note 1)

COMMON STOCKS - Continued

	Information Technology - 26.61%
	*	Akamai Technologies, Inc.	41,520	$4,342,577
	*	Cadence Design Systems, Inc.	23,932	3,624,262
		Microsoft Corp.	30,296	8,541,048
	µ	NXP Semiconductors NV	19,778	3,873,917
	*	salesforce.com, Inc.	13,221	3,585,800
	*	Shoals Technologies Group, Inc.	40,263	1,122,532
	*	SolarEdge Technologies, Inc.	2,023	536,540
	*	Vmware, Inc.	33,364	4,961,227
		Western Digital Corp.	56,552	3,191,795
		Xilinx, Inc.	23,136	3,493,305
				37,273,003
	Materials - 5.76%
		Ecolab, Inc.	10,711	2,234,529
		Linde PLC	9,563	2,805,593
	*	The Azek Co., Inc.	83,041	3,033,488
				8,073,610
	Utilities - 1.08%
		American Water Works Co., Inc.	8,934	1,510,203
				1,510,203

		Total Common Stocks (Cost $107,637,845)		133,688,848

REAL ESTATE INVESTMENT TRUST - 2.51%

		Prologis, Inc.	28,000	3,512,040

		Total Real Estate Investment Trust (Cost $2,378,183)		3,512,040

SHORT-TERM INVESTMENT - 1.50%
	§	Fidelity Investments Money Market Treasury Portfolio -
		Class I, 0.01%	2,107,757	2,107,757

		Total Short-Term Investment (Cost $2,107,757)		2,107,757

Total Value of Investments (Cost $112,123,785) - 99.46%				$139,308,645

Other Assets Less Liabilities - 0.54%				753,770

NET ASSETS - 100.00%				$140,062,415

§	Represents 7-day effective yield as of September 30, 2021.
*	Non-income producing investment
µ	American Depositary Receipt
The following acronym or abbreviation is used in this Schedule:
	NV - Netherlands Security			(Continued)

Aspiration Redwood Fund

Schedule of Investments - Continued

As of September 30, 2021

	Summary of Investments
		% of Net
	By Sector	Assets	Value
	Communication Services	3.89%	$ 5,452,027
	Consumer Discretionary	9.36%	13,109,190
	Consumer Staples	5.33%	7,464,135
	Energy	0.69%	970,407
	Financials	18.71%	26,198,175
	Health Care	17.77%	24,892,029
	Industrials	6.25%	8,746,069
	Information Technology	26.61%	37,273,003
	Materials	5.76%	8,073,610
	Utilities	1.08%	1,510,203
	Real Estate Investment Trust	2.51%	3,512,040
	Short-Term Investment	1.50%	2,107,757
	Other Assets Less Liabilities	0.54%	753,770
	Total Net Assets	100.00%	$140,062,415

See Notes to Financial Statements

Aspiration Redwood Fund

Statement of Assets and Liabilities

As of September 30, 2021

Assets:
Investments, at value (cost $112,123,785)	$139,308,645
Receivables:
Investments sold	1,957,539
Fund shares sold	83,686
Dividends and interest	45,548
From Advisor (a)	96,593
Prepaid expenses:
Registration and filing expenses	19,462

Total assets	141,511,473

Liabilities:
Payables:
Investments purchased	1,240,696
Fund shares repurchased	92,445
Accrued expenses:
Trustee fees and meeting expenses	65,250
Professional fees	29,387
Custody fees	13,424
Shareholder fulfillment fees	5,324
Administration fees	2,190
Fund accounting fees	223
Security pricing fees	62
Compliance fees	50
Transfer agent fees	7

Total liabilities	1,449,058

Net Assets	$140,062,415

Net Assets Consist of:
Paid in Capital	$100,638,179
Distributable earnings	39,424,236

Total Net Assets	$140,062,415
Shares Outstanding, no par value (unlimited authorized shares)	8,132,048
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$17.22

(a) The Receivable from Advisor totaling $96,593 was reimbursed to the Fund on November 1, 2021.

See Notes to Financial Statements

Aspiration Redwood Fund

Statement of Operations

For the fiscal year ended September 30, 2021

Investment Income:
Dividends	$1,444,504

Total Investment Income	1,444,504

Expenses:
Transfer agent fees (note 2)	570,228
Administration fees (note 2)	130,402
Trustee fees and meeting expenses	127,238
Custody fees (note 2)	111,080
Professional fees	74,997
Registration and filing expenses	47,610
Fund accounting fees (note 2)	39,878
Compliance fees (note 2)	10,522
Distribution and service fees (note 3)	6,528
Security pricing fees	5,176

Total Expenses	1,123,659

Expenses reimbursed by advisor (note 2)	(480,413)

Net Expenses	643,246

Net Investment Income	801,258

Realized and Unrealized Gain on Investments

Net realized gain from investment transactions	13,717,571

Change in unrealized appreciation on investments	19,158,365

Realized and Unrealized Gain on Investments	32,875,936

Net Increase in Net Assets Resulting from Operations	$33,677,194

See Notes to Financial Statements

Aspiration Redwood Fund

Statements of Changes in Net Assets

For the fiscal years ended September 30,	2021	2020

Operations:
Net investment income	$801,258	$721,799
Net realized gain (loss) on investment transactions	13,717,571	(241,968)
Net change in unrealized appreciation on investments	19,158,365	8,312,042

Net Increase in Net Assets from Operations	33,677,194	8,791,873

Distributions to Shareholders	-	(7,883,617)
Return of Capital	-	(203,293)

Decrease in Net Assets Resulting from Distributions	-	(8,086,910)

Beneficial Interest Transactions
Shares sold	29,892,282	33,009,985
Reinvested dividends and distributions	-	8,043,317
Shares repurchased	(23,728,212)	(26,133,946)

Net Increase in Beneficial Interest Transactions	6,164,070	14,919,356

Net Increase in Net Assets	39,841,264	15,624,319

Net Assets:
Beginning of year	100,221,151	84,596,832
End of year	$140,062,415	$100,221,151

Share Information:
Shares Sold	1,833,837	2,719,714
Reinvested Distributions	-	600,749
Shares repurchased	(1,462,587)	(2,164,634)
Net Increase in Shares of Beneficial Interest	371,250	1,155,829

See Notes to Financial Statements

Aspiration Redwood Fund

Financial Highlights

For a share outstanding during each	Investor Class Shares
of the fiscal years ended September 30,	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Year	$12.91	$12.81	$13.63	$12.82	$10.81

Income (Loss) from Investment Operations
Net investment income (loss)	0.10	0.15	0.14	0.14	0.13
Net realized and unrealized gain (loss)
on investments	4.21	1.15	0.06	1.25	2.43

Total from Investment Operations	4.31	1.30	0.20	1.39	2.56

Less Distributions to Shareholders From:
Net investment income	-	(0.58)	(0.12)	(0.06)	(0.21)
Net realized gains	-	(0.59)	(0.90)	(0.52)	(0.34)
Return of capital	-	(0.03)	-	-	-

Total Distributions	-	(1.20)	(1.02)	(0.58)	(0.55)

Net Asset Value, End of Year	$17.22	$12.91	$12.81	$13.63	$12.82

Total Return (a)	33.38%	9.96%	2.95%	11.28%	24.70%

Net Assets, End of Year (in thousands)	$140,062	$100,221	$84,597	$79,130	$37,249

Ratios of:
Gross Expenses to Average Net Assets	0.87%	1.28%	1.50%	1.41%	2.65%
Net Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.50%	0.50%
Net Investment Income to Average
Net Assets	0.62%	0.78%	1.23%	1.06%	0.83%

Portfolio turnover rate	33.31%	161.38%	135.10%	110.18%	131.83%

(a)
Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Advisor") and may pay the Advisor a fee in the amount they believe is fair ranging from 0% to 2% of the value of their investment in the Fund. Assuming a maximum advisory fee of 2% is paid by an investor to the Advisor, the Total Return of an investment in the Fund would have been 31.38%, 7.96%, 0.95%, 9.28%, and 22.70% for the years ended September 30, 2021, 2020, 2019, 2018, and 2017, respectively.

See Notes to Financial Statements

Aspiration Redwood Fund

Notes to Financial Statements

As of September 30, 2021

1.  Organization and Significant Accounting Policies

The Aspiration Redwood Fund (the “Fund”) is a series of the Aspiration Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on October 16, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a separate diversified series of the Trust and commenced operations on November 16, 2015. The investment objective is to maximize total return, consisting of capital appreciation and current income.  To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors, as well as fundamental sustainability factors such as the environmental, social, and governance performance of such companies.  The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers.  The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of real estate investment trusts (“REITS”), shares of investment companies, convertible securities, warrants, and rights. The Fund may purchase equity securities in an initial public offering (“IPO”) provided that the investment is consistent with the Fund’s investment strategy. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”

Principles of Accounting
The Fund uses the accrual method of accounting for financial reporting purposes.

Net Asset Value
The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund has one class of beneficial interests as of September 30, 2021.

Investment Valuation
Equity securities are generally valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when it is determined that such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last available quotation. When (i) market quotations are not readily available, (ii) the market quotation or the price provided by the pricing service does not accurately reflect the current market value, (iii) restricted or illiquid securities are being valued, or (iv) an event occurs after the close of trading (but prior to the time the Funds’ NAV is calculated) that materially affects fair value, securities are valued as determined in good faith by the, Fair Value Committee established by the Board of Trustees in conformity with policies adopted by and subject to review of the Board of Trustees. Fixed income securities, including short-term investments with maturities of less than 61 days when acquired, are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board of Trustees, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities  and developments related to specific securities.  If the Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fair Value Committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

The Fund may invest in portfolios of open-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended funds are valued at their respective net asset values as reported by such investment companies.

(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2021

Fair Value Measurement
Various inputs are used in determining the fair value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2021 for the Fund’s investments measured at fair value:

Aspiration Redwood Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Investments
Common Stocks*	$133,688,848	$133,688,848	$-	$-
Real Estate Investment Trust	3,512,040	3,512,040	-	-
Short-Term Investment	2,107,757	2,107,757	-	-
Total Investments	$139,308,645	$139,308,645	$-	$-

* Refer to the Schedule of Investments for a breakdown by sector.
(a) There were no Level 3 investments during the fiscal year ended September 30, 2021.

General Risks
The Fund seeks to achieve its investment objective by investing in companies based on various financial factors and fundamental sustainability factors such as the environmental, social, and governance performance of such companies.  The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers.  The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of REITS, shares of investment companies, convertible securities, warrants, and rights. The Fund may purchase equity securities in an IPO provided that the investment is consistent with the Fund’s investment strategy. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies.

(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2021

Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.  The principal risks of investing in the Fund include: management risk, market risk, equity securities risk, focused investment risk, derivatives risk, convertible securities risk, limited capitalization risk, portfolio turnover risk, IPOs risk, foreign investment risk, futures risk, leverage risk associated with financial instruments, investment company risk, REITS risk, temporary defensive positions risk, and cybersecurity risk.  The Fund held no derivatives as of and for the fiscal year ended September 30, 2021.

The impact of the coronavirus (“COVID-19”) outbreak on the financial results of the Fund will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. As of the date of this report, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Realized gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed by the Board of Trustees (“Trustees”). Currently, the Fund is the only fund of the Trust and therefore bears all of the Trust level expenses.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
Under the Fund’s investment advisory agreement, Aspiration Fund Adviser, LLC (the “Advisor”) receives an annual advisory fee of 0.00% of the Fund’s average daily net assets.  In other words, the Advisor does not charge any management fees with respect to the Fund. Only clients of the Advisor may invest in the Fund. These advisory clients must establish an advisory relationship and open an individual advisory account with the Advisor before investing in the Fund.  The Advisor does not impose a set fee to manage the individual advisory accounts.  Instead, advisory clients can pay the Advisor a fee in the amount they believe is fair to manage their individual advisory accounts.

(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2021

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (other than brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses) to not more than 0.50% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until January 31, 2022.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

Reimbursements and waivers of expenses by the Advisor are subject to recoupment for a period not to exceed 3 years from the date on which the waiver or reimbursement was made by the Advisor, provided the annual expense ratio does not exceed 0.50%.  Please refer to the table below for a breakdown of the reimbursements and recoupment periods.

Fiscal Year/Period End	Reimbursement Amount	Recoupment Date Expiration
September 30, 2021 September 30, 2020	$480,413 $715,381	September 30, 2024 September 30, 2023
September 30, 2019	$794,797	September 30, 2022

Sub-Advisor
UBS Asset Management (Americas) Inc. (the “Sub-Advisor”) is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies, and restrictions.  The Sub-Advisor is subject to the authority of the Board of Trustees and oversight by the Advisor.  The Sub-Advisor is entitled to receive an annual sub-advisory fee, paid by the Advisor – not the Fund – for advisory services provided to the Fund, according to a formula.

Administrator
The Nottingham Company serves as the Fund’s Administrator (the “Administrator”).  The Fund pays a monthly fee to the Administrator based upon the average daily net assets of the Fund and subject to a minimum of $2,000 per month.  The Fund incurred $130,402 of fees by the Administrator for the fiscal year ended September 30, 2021.

Fund Accounting Services
The Nottingham Company serves as the Fund’s Fund Accounting Services Provider.  Under the terms of the Fund Accounting and Administration Agreement, the Fund Accounting Service Provider calculates the daily net asset value per share and maintains the financial books and records for the Fund.  The Fund incurred $39,878 of fees by The Nottingham Company for the fiscal year ended September 30, 2021.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust’s Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.  The Fund incurred $10,522 in compliance fees for fiscal year ended September 30, 2021.

Custodian
UMB Bank, N.A. provides services as the Fund’s custodian.  For its services, the Custodian is entitled to receive compensation from the Fund pursuant to the Custodian’s fee arrangements with the Fund.  The Fund paid $111,080 in custody fees for the fiscal year ended September 30, 2021.

(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2021

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”), an affiliate of The Nottingham Company, serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund paid $570,228 to the Transfer Agent for the fiscal year ended September 30, 2021.

Distributor
For the period from October 1, 2020 through August 31, 2021, Capital Investment Group, Inc. served as the Fund’s principal underwriter and distributor.  For the period from October 1, 2020 through August 31, 2021, Capital Investment Group, Inc. received $5,583 for its services to the Fund. During the fiscal year, these fees are included in the Distribution and Service Fees on the Statement of Operations.

Beginning September 1, 2021, Aspiration Financial, LLC (the "Distributor") serves as the Fund's principal underwriter and distributor. For the period from September 1, 2021 through September 30, 2021, the Distributor received no fees for its services.

Officers and Trustees of the Trust
As of September 30, 2021, certain officers of the Trust were also officers of the Administrator.  Certain Trustees and an officer are also officers of the Advisor.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and related offering costs.  For the fiscal year ended September 30, 2021, $945 in distribution and service fees were incurred by the Fund.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$47,852,951	$41,602,000

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.  There were no such reclassifications as of September 30, 2021.

Management reviewed the Fund’s tax positions taken on federal income tax returns for the open tax years ended September 30, 2018 through September 30, 2021 and determined the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year ended September 30, 2021, the Fund did not incur any interest or penalties.

(Continued)

Aspiration Redwood Fund

Notes to Financial Statements – Continued

As of September 30, 2021

The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California where the Trust makes significant investments.

Distributions during the fiscal years ended September 30, 2021 and September 30, 2020 were characterized for tax purposes as follows:

	September 30, 2021	September 30, 2020
Ordinary Income	$ -	$7,336,323
Return of Capital	-	203,293
Long-Term Capital Gains	-	547,294

At September 30, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$111,450,092

Gross Unrealized Appreciation	28,070,975
Gross Unrealized Depreciation	(1,559,808)
Net Unrealized Appreciation	26,511,167

Undistributed Net Investment Income	801,258
Accumulated Capital Gains – Short-Term	9,819,479
Accumulated Capital Gains – Long-Term	2,292,332

Distributable Earnings	$ 39,424,236

6.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2021, there were no control persons of the Fund.

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.  Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Aspiration Redwood Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Aspiration Redwood Fund (the Fund), including the schedule of investments, as of September 30, 2021, the related statements of operations and changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for each of the years in the two-year period ended September 30, 2020, were audited by other independent registered public accountants whose report, dated November 24, 2020, expressed an unqualified opinion on that financial statement and those financial highlights. The financial highlights for the year ended September 30, 2018 were audited by another independent registered public accounting firm whose report, dated November 29, 2018, expressed an unqualified opinion on those financial highlights.  The financial highlights for the year ended September 30, 2017 were audited by another independent registered public accounting firm whose report, dated November 29, 2017, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers, and other alternative procedures in the instance where confirmations from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of Aspiration Redwood Fund since 2021.
Los Angeles, California
November 29, 2021
KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2021

1.	Proxy Voting Policies and Voting Record

A copy of the policies and procedures used to determine how to vote proxies relating to portfolio securities of the Fund is included as Appendix A to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-683-8529, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-683-8529.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2021.

During the fiscal year ended September 30, 2021, the Fund paid no income distributions and no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2021

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Investor Class Shares	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,055.40	$2.58
	$1,000.00	$1,022.56	$2.54
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183/365 (to reflect the six month period).

5.  Approval of Investment Advisory Agreement
On August 18, 2021, Aspiration Partners Inc. (“Aspiration Partners”), the parent entity of the Advisor, entered into an agreement and plan of merger by and among InterPrivate III Financial Partners Inc., a Delaware corporation (“InterPrivate III”), InterPrivate III Merger Sub Inc., a direct, wholly owned subsidiary of InterPrivate III, and InterPrivate III Merger Sub II LLC, a direct, wholly owned subsidiary of InterPrivate III, pursuant to which InterPrivate III agreed to acquire all of the outstanding equity interests of Aspiration Partners (the “Transaction”).  The Transaction is expected to result in a “change of control” of the Advisor under the 1940 Act and, consequently, the assignment and automatic termination of the current investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Current Advisory Agreement”).
At a special meeting of the Fund’s Board of Trustees held on September 18, 2021, the Trustees approved a new investment advisory agreement (the “New Advisory Agreement”) with the Advisor in anticipation of the Transaction.  Prior to the September 18, 2021 meeting, the Board requested, and the Advisor provided, information about the Transaction.  The Advisor also confirmed that the executive team and portfolio managers would not change as a result of the Transaction.  At the September 18, 2021 meeting, representatives of the Advisor also provided an overview of the Transaction to, and responded to questions from, the Trustees, and the Advisor confirmed that the responses and information provided as part of the Board’s consideration of the Current Advisory Agreement remained materially accurate as of September 18, 2021.  As a result, in considering the New Advisory Agreement, the Trustees took into consideration the information that had been provided to them throughout the year and, in particular, at their December 8, 2020 meeting, at which the Trustees most recently considered and approved the Current Advisory Agreement. In considering whether to approve the New Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary with respect to the Current Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and Advisor; (iii) the costs of the services to be provided and fall-out benefits to be realized by the Advisor and its affiliates from its relationship with the Fund; (iv) the profitability of the Advisor; and (v) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.
The Trustees also noted that they had reviewed the Advisor’s Form ADV, experience, profitability with respect to the Fund, its financial strength and capability, and other pertinent information. The Board also reviewed, among other things, a copy of the form of the New Advisory Agreement, noting that it was substantially the same as the Current Advisory Agreement.
In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:
(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2021

(i)
Nature, Extent, and Quality of Services. The Trustees noted that they had considered the responsibilities of the Advisor under the Current Advisory Agreement and that those responsibilities would not change under the New Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception; its procedures for overseeing the Sub-Advisor’s investment process and decisions, and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets and assist in the distribution of the Fund’s shares. The Trustees also evaluated: the Advisor’s staffing, personnel, and methods of operation; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor.  The Trustees also considered that the Advisor’s belief that the Transaction is anticipated to provide the Advisor with additional capital that will support the ongoing operations of the Advisor and the Fund. The Trustees also considered that the Advisor advised the Board that the information previously provided to the Board in connection with the renewal of the Current Advisory Agreement had not materially changed. The Trustees also considered that the Advisor is expected to continue providing the same level of compliance operational support to the Fund under the New Advisory Agreement.  After reviewing the foregoing information and further information from the Advisor, the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance. The Trustees considered that they had previously compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Broadridge peer group averages); the consistency of the Advisor’s management of the Fund with its investment objective, policies and limitations; the short-term investment performance of the Fund; the Advisor’s experience overseeing the management of the Fund; and the Advisor’s historical investment performance. The Trustees noted that the Advisor had advised the Board that the information previously provided to the Board in connection with the renewal of the Current Advisory Agreement has not materially changed.  Upon further consideration, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
Fees and Expenses; Fall-out Benefits to the Advisor.  The Board consider the fees and expenses in connection with the Advisor’s management of the Fund, including any fall-out benefits derived by the Advisor and its affiliates resulting from its relationship with the Fund.  In considering the costs of the services provided by the Advisor and the benefits derived by the Advisor and its affiliates, the Trustees noted that the management fee for the Fund is 0% of average daily net assets, with shareholders being made up entirely of clients of the Advisor, and that those clients pay the Advisor directly, rather than through the Fund via a management fee charged to the Fund.  The Trustees noted that the clients of the Advisor may choose to pay the Advisor between 0% and 2%. The Trustees considered the Advisor’s staffing, personnel, and methods of operation; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor’s by the principals of the Advisor; the asset levels of the Fund; the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and discussed its financial stability following the Transaction. The Trustees also considered the potential benefits for the Advisor in managing the Fund, including the promotion of the Advisor’s name and the ability for the Advisor to place small accounts into the Fund. The Trustees considered that they had previously compared the fees and expenses of the Fund (including the management fees) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors, in connection with the renewal of the Current Advisory Agreement. Upon further consideration and discussion of the foregoing, the Board concluded that, due to the Advisor’s receipt of payment directly from its clients, the lack of fees to be paid to the Advisor by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability. The Trustees considered that they had previously reviewed the Advisor’s profitability in connection with its management of the Fund in connection with the renewal of the Current Advisory Agreement and considered the impact of the Transaction on profitability. The Board considered the quality of the Advisor’s service to the Fund, in connection with the Advisor’s “Pay What Is Fair” model.

(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2021

(v)
Economies of Scale. The Trustees noted that the Fund does not have a traditional advisory fee. The Trustees noted that shareholders would benefit from their ability to individually allocate between 0.0% and 2.0% of the net asset value of their account per year as payment to the Advisor. The Trustees noted that, in connection with their review of the Current Advisory Agreement, they had previously reviewed the Fund’s operational history (and noted that the size of the Fund had not provided an opportunity to realize economies of scale), and noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. Following further discussion of the Fund’s asset levels and expectations for growth, the Board determined that the Fund’s fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Advisor.

Based upon all of the foregoing considerations, and after further discussion and careful review, the Board of Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreement for the Fund.

6.   Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 800-683-8529.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Chuck Daggs (1947) 116 South Franklin Street Rocky Mount, NC 27804	Chairman and Independent Trustee	Trustee Since 06/2018, Chair since 09/2021	Trustee, University of Maryland (January 2014 – Present); Chairman of the Board for Kipp Bay Area School (January 2000 – Present); Executive Vice President (Wealth Management) at Wells Fargo (1998 – 2015).	1	Trustee, University of Maryland; Chairman of the Board, Kipp Bay Area Schools.
Coby A. King (1960) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 01/2016	President and Chief Executive Officer of High Point Strategies, LLC (Public Affairs Consulting) since 2013.	1	None
David L. Kingsdale (1963) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 10/2014	Chief Executive Officer of Millennium Dance Media, LLC since 2010; Owner of DLK, Inc. (media consulting agency) since 2005.	1	The Giving Back Fund (nonprofit sector); Prime Access Capital (financial services).
Interested Trustee*
Andrei Cherny (1975) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee, Principal Executive Officer and President	Trustee Since 08/2017; President Since 2/2014	Chief Executive Officer of Aspiration Partners, LLC since 2013.	1	Board Member and President for Democracy: a Journal of Ideas (public sector).

(Continued)

Aspiration Redwood Fund

Additional Information (Unaudited)

As of September 30, 2021

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Alexandra Horigan (1983) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee	Since 08/2017	Vice President of Strategic Initiatives of Aspiration Partners, Inc. since 2018; Vice President of Operations of Aspiration Partners, Inc. (2012-2018).	1	None
*Basis of Interestedness. Mr. Cherny and Ms. Horigan are each an Interested Trustee because each is an Officer of Aspiration Fund Advisers, LLC, the investment adviser to the Fund.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Douglas Tyre (1980) 116 South Franklin Street Rocky Mount, NC 27804	Chief Compliance Officer	Since 12/2020
Compliance Director, Cipperman Compliance Services, LLC (07/2019 – Present). Assistant Compliance Director, Cipperman Compliance Services, LLC (2018 – 2019). Manager, Cipperman Compliance Services, LLC (2014 – 2017)

Mike Shuckerow (1971) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 12/2020
Chief Legal Officer, Aspiration Partners, Inc. (2019 – present); Chief Executive Officer, Aspiration Financial, LLC ( 2019 – present); Board Advisor, Vestwell (2016 – present); Head of Legal and Compliance, Vestwell (2016 – 2018); Specialty Regulatory Counsel to CEO, Arectec/Cetera  (2014 – 2016).

Tracie A. Coop (1976) 116 South Franklin Street Rocky Mount, NC 27804	Secretary	Since 12/2019	General Counsel, The Nottingham Company since 2019; Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019.

Aspiration Redwood Fund
is a series of
Aspiration Funds

For Shareholder Service Inquiries: Aspiration Fund Adviser, LLC 4551 Glencoe Avenue Marina Del Rey, CA 90292	For Investment Advisor Inquiries: Aspiration Fund Adviser, LLC 4551 Glencoe Avenue Marina Del Rey, CA 90292

Telephone: 800-683-8529	Telephone: 800-683-8529

World Wide Web @:	World Wide Web @:

aspiration.com	aspiration.com

Item 2.	CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert. At this time, the registrant’s Board of Trustees believe that the collective knowledge and experience provided by the members of the audit committee collectively offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees billed for the Aspiration Redwood Fund (the Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below.
For the fiscal year ended September 30, 2020, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountants Deloitte & Touche LLP (“Former Accountant”), for the audit of the Fund’s annual financial statements or services that are normally provided by the Former Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.
Fund	September 30, 2020
Aspiration Redwood Fund	$27,000

For the fiscal year ended September 30, 2021, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountants KPMG, LLP (“Accountant”), for the audit of the Fund’s annual financial statements or services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.
Fund	September 30, 2021
Aspiration Redwood Fund	$30,000
(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2020, for assurance and related services by the Former Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

There were no additional fees billed in the fiscal years ended September 30, 2021, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal year ended September 30, 2020, for professional services rendered by the Former Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2020
Aspiration Redwood Fund	$5,775

The tax fees billed in the fiscal year ended September 30, 2021, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	September 30, 2021
Aspiration Redwood Fund	$17,500

(d)
All Other Fees – There were no other fees billed in the fiscal year ended September 30, 2020, for products and services provided by the Former Accountant, other than the services reported in paragraphs (a) through (c) of this Item.
There were no other fees billed in the fiscal year ended September 30, 2021, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Former Accountant for the fiscal year ended September 30, 2020, at an audit committee meeting of the Board of Trustees called for such purpose. The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended September 30, 2021, at an audit committee meeting of the Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Former Accountant to the Fund for services rendered for the fiscal years ended September 30, 2020, were $5,775. There were no fees billed by the Former Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal years ended September 30, 2021, were $17,500. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.
(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	The information regarding the change in the registrant’s independent public accountant pursuant to Item 4 of Form 8-K and Item 304(a)(1) of Regulation S-K is filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aspiration Funds

By:	/s/ Andrei Cherny
Andrei Cherny Trustee, President, and Principal Executive Officer

Date:	December 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrei Cherny
Andrei Cherny Trustee, President, and Principal Executive Officer

Date:	December 1, 2021

By:	/s/ Mike Shuckerow
Mike Shuckerow Treasurer and Principal Financial Officer

Date:	December 1, 2021